                                                                    EXHIBIT 99.1


                                REVOCABLE PROXY


                            AMBANC HOLDING CO., INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                               September 1, 1998


     The undersigned hereby appoints the Board of Directors of Ambanc Holding Co., Inc. ("Ambanc"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Ambanc which the undersigned is entitled to vote at Ambanc's Special Meeting of Stockholders (the "Meeting"), to be held on Tuesday, September 1, 1998, at the Best Western hotel located at 10 Market Street, Amsterdam, New York at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as follows:

     The adoption of the Reorganization and Merger Agreement, dated April 23, 1998 and amended as of June 26, 1998, by and among Ambanc, Amsterdam Savings Bank, FSB, AFSALA Bancorp, Inc. and Amsterdam Federal Bank (the "Merger Agreement").



                  [_]  FOR                 [_]  AGAINST          [_]  ABSTAIN



                 The Board of Directors recommends a vote "FOR"
                       adoption of the Merger Agreement.


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof. However, proxies instructed to vote against adoption of the Merger Agreement will not be voted for a proposal to approve adjournment of the meeting in the event that there are not sufficient shares present in person or by proxy at the meeting to adopt the Merger Agreement.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Ambanc at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Ambanc at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from Ambanc, prior to the execution of this proxy, of Notice of the Meeting and a Joint Proxy Statement/Prospectus.



Dated:
      --------------------------         --------------------------------------
                                         PRINT NAME OF STOCKHOLDER



                                         --------------------------------------
                                         SIGNATURE OF STOCKHOLDER



                                         --------------------------------------
                                         PRINT NAME OF STOCKHOLDER



                                         --------------------------------------
                                         SIGNATURE OF STOCKHOLDER

                                         Please sign exactly as your name
                                         appears on this card. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title. If shares are held jointly,
                                         each holder should sign.

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          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE

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

                                REVOCABLE PROXY


                              AFSALA BANCORP, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                               September 3, 1998


     The undersigned hereby appoints the Board of Directors of AFSALA Bancorp, Inc. ("AFSALA"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of AFSALA which the undersigned is entitled to vote at AFSALA's Special Meeting of Stockholders (the "Meeting"), to be held on Thursday, September 3, 1998, at the Best Western hotel, located at 10 Market Street, Amsterdam, New York at 2:00 p.m., local time, and at any and all adjournments and postponements thereof, as follows:

     The adoption of the Reorganization and Merger Agreement, dated April 23, 1998 and amended as of June 26, 1998, by and among Ambanc Holding Co., Inc., Amsterdam Savings Bank, FSB, AFSALA and Amsterdam Federal Bank (the "Merger Agreement").



                  [_]   FOR             [_]   AGAINST          [_]  ABSTAIN



                 The Board of Directors recommends a vote "FOR"
                       adoption of the Merger Agreement.


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof. However, proxies instructed to vote against the adoption of the Merger Agreement will not be voted for a proposal to approve adjournment of the Meeting in the event that there are not sufficient shares present in person or by proxy at the meeting to adopt the Merger Agreement.
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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of AFSALA at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of AFSALA at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from AFSALA, prior to the execution of this proxy, of Notice of the Meeting and a Joint Proxy Statement/Prospectus.



Dated:
      -------------------------                  ------------------------------
                                                 PRINT NAME OF STOCKHOLDER



                                                 ------------------------------
                                                 SIGNATURE OF STOCKHOLDER



                                                 -------------------------------
                                                 PRINT NAME OF STOCKHOLDER



                                                 -------------------------------
                                                 SIGNATURE OF STOCKHOLDER

                                                 Please sign exactly as your
                                                 name appears on this card. When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your
                                                 full title. If shares are held
                                                 jointly, each holder should
                                                 sign.

--------------------------------------------------------------------------------

          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------